Exhibit 99.1

Barnes & Noble Reports Fiscal 2019 Second Quarter Financial Results

Best Comparable Store Sales in over Two Years

EBITDA Significantly Improves over the Prior Year

NEW YORK--(BUSINESS WIRE)--November 20, 2018--Barnes & Noble, Inc. (NYSE: BKS) today reported sales and earnings for its fiscal 2019 second quarter ended October 27, 2018.

Total sales for the second quarter were $771 million, declining 2.5% as compared to the prior year. Comparable store sales declined 1.4%, the Company’s best quarterly performance since the fourth quarter of fiscal 2016.

“We saw significant improvement in our second quarter performance, especially notable in our comparable store sales,” said Len Riggio, Chairman of Barnes & Noble, Inc. “While we cannot predict the outcome of the holiday, we are putting our full effort behind our holiday plans, including launching a new ad campaign. We expect this to lead to continued sales improvement during the holiday period.”

The consolidated second quarter operating loss was $26.8 million, as compared to the prior year operating loss of $52.2 million, benefitting largely from expense reductions. The consolidated second quarter EBITDA loss was $2.3 million, as compared to a loss of $25.0 million a year ago, an improvement of $22.7 million over the prior year.

The consolidated second quarter net loss was $27.4 million, or $0.38 per share, as compared to a loss of $30.1 million, or $0.41 per share, in the prior year.

Outlook

For fiscal 2019, the Company continues to expect EBITDA to be in a range of $175 million to $200 million, excluding unusual or non-recurring items.

Conference Call

A conference call with Barnes & Noble, Inc.’s senior management will be webcast beginning at 10:00 A.M. ET on Tuesday, November 20, 2018, and is accessible at investors.barnesandnobleinc.com.

Barnes & Noble, Inc. will report third quarter earnings on or about February 28, 2019.

About Barnes & Noble, Inc.

Barnes & Noble, Inc. (NYSE: BKS) is the nation’s largest retail bookseller, and a leading retailer of content, digital media and educational products. The Company operates 630 Barnes & Noble bookstores in 50 states, and one of the Web’s premier e-commerce sites, BN.com (www.bn.com). The Nook Digital business offers a lineup of popular NOOK® tablets and eReaders and an expansive collection of digital reading and entertainment content through the NOOK Store®. The NOOK Store (www.nook.com) features digital books, periodicals and comics, and offers the ability to enjoy content across a wide array of popular devices through Free NOOK Reading Apps™ available for Android™, iOS® and Windows®.

General information on Barnes & Noble, Inc. can be obtained by visiting the Company's corporate website at www.barnesandnobleinc.com.

BKS – Financial

Forward-Looking Statements

This press release contains certain forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) and information relating to Barnes & Noble that are based on the beliefs of the management of Barnes & Noble as well as assumptions made by and information currently available to the management of Barnes & Noble. When used in this communication, the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “will,” “forecasts,” “projections,” and similar expressions, as they relate to Barnes & Noble or the management of Barnes & Noble, identify forward-looking statements.

Such statements reflect the current views of Barnes & Noble with respect to future events, the outcome of which is subject to certain risks, including, among others, the general economic environment and consumer spending patterns, decreased consumer demand for Barnes & Noble’s products, low growth or declining sales and net income due to various factors, including store closings, higher-than-anticipated or increasing costs, including with respect to store closings, relocation, occupancy (including in connection with lease renewals) and labor costs, the effects of competition, the risk of insufficient access to financing to implement future business initiatives, risks associated with data privacy and information security, risks associated with Barnes & Noble’s supply chain, including possible delays and disruptions and increases in shipping rates, various risks associated with the digital business, including the possible loss of customers, declines in digital content sales, risks and costs associated with ongoing efforts to rationalize the digital business, risks associated with the eCommerce business, including the possible loss of eCommerce customers and declines in eCommerce sales, the risk that financial and operational forecasts and projections are not achieved, the performance of Barnes & Noble’s initiatives including but not limited to new store concepts and eCommerce initiatives, unanticipated adverse litigation results or effects, potential infringement of Barnes & Noble’s intellectual property by third parties or by Barnes & Noble of the intellectual property of third parties, and other factors, including those factors discussed in detail in Item 1A, “Risk Factors,” in Barnes & Noble’s Annual Report on Form 10-K for the fiscal year ended April 28, 2018, and in Barnes & Noble’s other filings made hereafter from time to time with the SEC.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those described as anticipated, believed, estimated, expected, intended or planned. Subsequent written and oral forward-looking statements attributable to Barnes & Noble or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements in this paragraph. Barnes & Noble undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this communication.

BARNES & NOBLE, INC. AND SUBSIDIARIES
Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	13 weeks ended	13 weeks ended	26 weeks ended	26 weeks ended
	October 27, 2018	October 28, 2017	October 27, 2018	October 28, 2017

Sales	$ 771,188	$ 791,117	$ 1,565,964	$ 1,644,433
Cost of sales and occupancy	545,841	562,422	1,112,545	1,162,257
Gross profit	225,347	228,695	453,419	482,176
Selling and administrative expenses	227,659	253,728	448,047	496,023
Depreciation and amortization	24,448	27,199	48,333	53,597
Operating loss	(26,760)	(52,232)	(42,961)	(67,444)
Interest expense, net	3,432	2,678	6,684	4,718
Loss before taxes	(30,192)	(54,910)	(49,645)	(72,162)
Income tax benefit	(2,798)	(24,816)	(5,213)	(31,290)
Net loss	$ (27,394)	$ (30,094)	$ (44,432)	$ (40,872)

Loss per common share:
Basic	$ (0.38)	$ (0.41)	$ (0.61)	$ (0.56)
Diluted	$ (0.38)	$ (0.41)	$ (0.61)	$ (0.56)

Weighted average common shares outstanding:
Basic	72,935	72,597	72,811	72,525
Diluted	72,935	72,597	72,811	72,525

Dividends declared per common share	$ 0.15	$ 0.15	$ 0.30	$ 0.30

Percentage of sales:
Sales	100.0%	100.0%	100.0%	100.0%
Cost of sales and occupancy	70.8%	71.1%	71.0%	70.7%
Gross profit	29.2%	28.9%	29.0%	29.3%
Selling and administrative expenses	29.5%	32.1%	28.6%	30.2%
Depreciation and amortization	3.2%	3.4%	3.1%	3.3%
Operating loss	-3.5%	-6.6%	-2.7%	-4.1%
Interest expense, net	0.4%	0.3%	0.4%	0.3%
Loss before taxes	-3.9%	-6.9%	-3.2%	-4.4%
Income tax benefit	-0.4%	-3.1%	-0.3%	-1.9%
Net loss	-3.6%	-3.8%	-2.8%	-2.5%

BARNES & NOBLE, INC. AND SUBSIDIARIES
Segment Information
(In thousands)
(Unaudited)

		13 weeks ended	13 weeks ended	26 weeks ended	26 weeks ended
		October 27, 2018	October 28, 2017	October 27, 2018	October 28, 2017

Sales
	Retail	$753,185	$769,709	$1,528,903	$1,599,745
	NOOK	21,763	25,964	47,033	55,464
	Elimination	(3,760)	(4,556)	(9,972)	(10,776)
Total		$771,188	$791,117	$1,565,964	$1,644,433

Gross Profit
	Retail	$214,316	$214,436	$430,617	$453,326
	NOOK	11,031	14,259	22,802	28,850
Total		$225,347	$228,695	$453,419	$482,176

Selling and Administrative Expenses
	Retail	$217,670	$239,630	$428,561	$467,951
	NOOK	9,989	14,098	19,486	28,072
Total		$227,659	$253,728	$448,047	$496,023

EBITDA
	Retail	$(3,354)	$(25,194)	$2,056	$(14,625)
	NOOK	1,042	161	3,316	778
Total		$(2,312)	$(25,033)	$5,372	$(13,847)

Depreciation and Amortization
	Retail	$(21,888)	$(24,117)	$(43,166)	$(47,196)
	NOOK	(2,560)	(3,082)	(5,167)	(6,401)
Total		$(24,448)	$(27,199)	$(48,333)	$(53,597)

Operating Loss
	Retail	$(25,242)	$(49,311)	$(41,110)	$(61,821)
	NOOK	(1,518)	(2,921)	(1,851)	(5,623)
Total		$(26,760)	$(52,232)	$(42,961)	$(67,444)

Net Loss
	Operating loss	$(26,760)	$(52,232)	$(42,961)	$(67,444)
	Interest expense, net	(3,432)	(2,678)	(6,684)	(4,718)
	Income tax benefit	2,798	24,816	5,213	31,290
Total		$(27,394)	$(30,094)	$(44,432)	$(40,872)

Percentage of sales:

Gross Margin
	Retail	28.5%	27.9%	28.2%	28.3%
	NOOK	61.3%	66.6%	61.5%	64.6%
Total		29.2%	28.9%	29.0%	29.3%

Selling and Administrative Expenses
	Retail	28.9%	31.1%	28.0%	29.3%
	NOOK	55.5%	65.9%	52.6%	62.8%
Total		29.5%	32.1%	28.6%	30.2%

EBITDA
	Retail	-0.4%	-3.3%	0.1%	-0.9%
	NOOK	5.8%	0.8%	8.9%	1.7%
Total		-0.3%	-3.2%	0.3%	-0.8%

Depreciation and Amortization
	Retail	2.9%	3.1%	2.8%	3.0%
	NOOK	14.2%	14.4%	13.9%	14.3%
Total		3.2%	3.4%	3.1%	3.3%

Operating Loss
	Retail	-3.4%	-6.4%	-2.7%	-3.9%
	NOOK	-8.4%	-13.6%	-5.0%	-12.6%
Total		-3.5%	-6.6%	-2.7%	-4.1%

BARNES & NOBLE, INC. AND SUBSIDIARIES
Consolidated Balance Sheets
(In thousands)
(Unaudited)

	October 27, 2018	October 28, 2017

ASSETS
Current assets:
Cash and cash equivalents	$11,192	$11,324
Receivables, net	63,718	73,903
Merchandise inventories, net	1,145,700	1,177,080
Prepaid expenses and other current assets	77,938	141,244
Total current assets	1,298,548	1,403,551

Property and equipment:
Land and land improvements	2,541	2,541
Buildings and leasehold improvements	1,090,505	1,076,591
Fixtures and equipment	1,550,430	1,644,472
	2,643,476	2,723,604
Less accumulated depreciation and amortization	2,384,361	2,451,675
Net property and equipment	259,115	271,929

Goodwill	71,593	207,381
Intangible assets, net	309,419	309,860
Other non-current assets	17,484	9,967
Total assets	$1,956,159	$2,202,688

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$621,579	$656,620
Accrued liabilities	267,479	280,905
Gift card liabilities	214,352	327,217
Total current liabilities	1,103,410	1,264,742

Long-term debt	278,325	242,833
Deferred taxes	72,147	83,785
Other long-term liabilities	85,842	95,155

Shareholders' equity:
Common stock; $0.001 par value; 300,000 shares authorized;
112,752 and 112,226 shares issued, respectively	112	112
Additional paid-in capital	1,751,258	1,745,822
Accumulated other comprehensive income	276	315
Retained earnings	(212,684)	(108,383)
Treasury stock, at cost, 39,732 and 39,580 shares, respectively	(1,122,527)	(1,121,693)
Total Barnes & Noble, Inc. shareholders' equity	416,435	516,173
Commitments and contingencies	-	-
Total liabilities and shareholders' equity	$1,956,159	$2,202,688

BARNES & NOBLE, INC. AND SUBSIDIARIES
Earnings (Loss) Per Share
(In thousands, except per share data)
(Unaudited)

	13 weeks ended	13 weeks ended	26 weeks ended	26 weeks ended
	October 27, 2018	October 28, 2017	October 27, 2018	October 28, 2017
Numerator for basic loss per share:
Net loss	$(27,394)	$(30,094)	$(44,432)	$(40,872)
Less allocation of dividends to participating securities	(23)	(27)	(44)	(38)
Net loss available to common shareholders	$(27,417)	$(30,121)	$(44,476)	$(40,910)

Numerator for diluted loss per share:
Net loss available to common shareholders	$(27,417)	$(30,121)	$(44,476)	$(40,910)

Denominator for basic and diluted loss per share:
Basic and diluted weighted average common shares	72,935	72,597	72,811	72,525

Loss per common share:
Basic	$(0.38)	$(0.41)	$(0.61)	$(0.56)
Diluted	$(0.38)	$(0.41)	$(0.61)	$(0.56)

BARNES & NOBLE, INC. AND SUBSIDIARIES
Non-GAAP Reconciliation & Forward-Looking Statement
(In millions)
(Unaudited)

	Forward-Looking Fiscal 2019

EBITDA (a)	$175	$200
Depreciation and amortization	(100)	(100)
Operating income	$75	$100

(a) Excludes any unusual or non-recurring items.

CONTACT:
Media:
Mary Ellen Keating
Senior Vice President
Corporate Communications
Barnes & Noble, Inc.
(212) 633-3323
mkeating@bn.com

Investor:
Andy Milevoj
Vice President
Investor Relations and Corporate Finance
Barnes & Noble, Inc.
(212) 633-3489
amilevoj@bn.com